PREPAYMENTS AND OTHER ASSETS (Tables)	12 Months Ended
Dec. 31, 2023
PREPAYMENTS AND OTHER ASSETS [Abstract]
Prepayments and Other Assets
The breakdown of prepayments and other assets is as follows:

	At December 31,
In thousands of USD	2023	2022
Prepayments to suppliers	35,219	9,664
Deposits (1)	54,304	26,577
Deductible input value-added tax	3,425	757
Prepayments of income tax	15	18,459
Receivable from a third party (2)	-	2,546
Others	4,470	1,573
Total	97,433	59,576

(1)
The Group pays deposits to certain electricity service providers. In order to minimize the deposit paid to the electricity supplier, in April 2023, Bitdeer Inc., a subsidiary of the Group, has entered into a guaranty agreement with one of the electricity suppliers to act as a guarantor to provide the assurance for the payment obligation of another subsidiary of the Group in connection with electricity service subscribed. The total liability of the guarantor is limited to the lesser of the guaranteed obligations under all agreements or US$13 million in each case.

(2)
Represent balance due from Blue Safari Acquisition Corp. (“BSGA”), a special purpose acquisition company who has signed a merger agreement with the Group. Associated with the anticipated merger, the Group agreed to lend BSGA an aggregate principal amount of US$1.99 million in two tranches and additional US$2.58 million in four tranches to fund any and all amounts required to extend the period of time BSGA has to complete the merger for up to two times for an additional three-month period each time. The lending bears no interest and is repayable only at the closing of the merger by BSGA. The merger was closed in April 2023 and the receivable was settled upon the completion of the merger. See Note 1.